UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 13, 2007

                              PRIME RESOURCE, INC.
             (Exact name of registrant as specified in its charter)

             UTAH                      333-88480               #04-3648721
State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)

1245 East Brickyard Road, Suite 590, Salt Lake City,                 84106
                         UT
      (Address of Principal Executive Offices)                    (Zip Code)

                               (801) 433-2000
             Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry Into A Material Definitive Agreement

     On February 13, 2007, Prime Resource, Inc. ("Prime"), entered into a First Amendment to the Agreement and Plan of Merger (the "Amendment") with Prime Acquisition, Inc., a wholly-owned subsidiary of Prime ("Merger Sub") and Broadband Maritime Inc. ("Broadband Maritime").

     The Amendment amends the Agreement and Plan of Merger, dated as of January 15, 2007 (the "Merger Agreement") among Prime, Merger Sub and Broadband Maritime, as further set forth in the Amendment to, among other things, (1) change the Closing Date to March 16, 2007, (2) change the deadline by which Broadband Maritime must raise additional capital to March 13, 2007, and (3) clarify and correct certain other provisions.

Forward Looking Statements

Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding expectations for the acquisition of Broadband Maritime. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that the merger transaction may not be completed by April 30, 2007, or at all; risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction; and risks related to any uncertainty surrounding the transaction. We caution investors not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

EXHIBITS:

     2. First Amendment to Agreement and Plan of Merger dated February 13, 2007, with incorporated schedules.

     99.  Press Release, dated February 13, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIME RESOURCE, INC.


Date: February 13, 2007               /s/ Terry M. Deru
                                       ---------------------------
                                       Terry M. Deru
                                       President








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